UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2008
AMERICAN GENERAL FINANCE, INC.
(Exact name of registrant as specified in its charter)

Indiana	2-82985	35-1313922

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 N.W. Second Street
Evansville, Indiana 47708
(Address of principal executive offices)
Registrant’s telephone number, including area code: (812) 424-8031
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 16, 2008, American General Finance, Inc. (“AGFI”) requested to borrow $400,000,000 pursuant to a 364-day revolving credit facility under which AGFI and its subsidiary, American General Finance Corporation (“AGFC”), are borrowers. On the same day, AGFC requested to borrow $4,175,000,000 under its 364-day and five-year revolving credit facilities. As of September 19, 2008, AGFI and AGFC have received the entire amounts requested. These credit facilities are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources and Liquidity” in AGFI’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008.
     AGFI’s borrowings under its joint 364-day revolving credit facility with AGFC currently bear interest, for each day, at a rate per annum equal to (1) the higher of (a) the federal funds rate for such day plus 0.5% and (b) the prime commercial lending rate for such day of the administrative agent under the facility, plus (2) 2.5%. AGFI currently intends to convert these borrowings into Eurodollar Loans (as defined in the attached 364-day revolving credit facility) as soon as reasonably practicable.
     Of the borrowings described in this Item 2.03, AGFI is obligated to repay $400,000,000 on July 9, 2009, and AGFC is obligated to repay $2,050,000,000 on July 9, 2009 and $2,125,000,000 on July 14, 2010, in each case plus all unpaid interest and fees. AGFI at its option may extend the maturity of its $400,000,000 borrowing and AGFC at its option may extend the maturity of its $2,050,000,000 borrowing, in each case for an additional one-year period.
     The AGFI 364-day revolving credit facility referenced above is attached as Exhibit 99.1, and a support agreement in connection therewith is attached as Exhibit 99.2, to this Current Report on Form 8-K and incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	364-Day Credit Agreement, dated as of July 10, 2008, between American General Finance Corporation and American General Finance, Inc., as Borrowers, the lenders named therein and Citibank, N.A., as Administrative Agent.
99.2	Support Agreement, dated as of July 10, 2008, between American International Group, Inc. and American General Finance Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN GENERAL FINANCE, INC.
(Registrant)

Date: September 19, 2008	By:	/s/ Donald R. Breivogel, Jr.
	Name:	Donald R. Breivogel, Jr.
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	364-Day Credit Agreement, dated as of July 10, 2008, between American General Finance Corporation and American General Finance, Inc., as Borrowers, the lenders named therein and Citibank, N.A., as Administrative Agent.

99.2	Support Agreement, dated as of July 10, 2008, between American International Group, Inc. and American General Finance Corporation.